THE RBB FUND, INC.

Scotia Dynamic U.S. Growth Fund

Class I (DWUGX)

Class II (DWUHX)

Institutional Class (DWUIX)

Supplement dated October 3, 2016

to the Prospectus and Statement of Additional Information (“SAI”) each dated

December 31, 2015

1)         Effective October 3, 2016, U.S. Bancorp Fund Services, LLC will replace BNY Mellon Investment Servicing (US) Inc. as the fund administrator and fund accountant to the Fund.  Accordingly, all references to BNY Mellon Investment Servicing (US) Inc. in the Prospectus and SAI should be replaced with U.S. Bancorp Fund Services, LLC (“USBFS”).

2)         Effective November 21, 2016, USBFS will replace BNY Mellon Investment Servicing (US) Inc. as the transfer agent and dividend paying agent to the Fund, U.S. Bank, N.A., will replace The Bank of New York Mellon as the custodian of the Fund, and Quasar Distributors, LLC will replace Foreside Funds Distributors, LLC as the distributor of the Fund.  Accordingly, all references to BNY Mellon Investment Servicing (US) Inc., The Bank of New York Mellon and Foreside Funds Distributors, LLC in the Prospectus and SAI should be replaced with USBFS, U.S. Bank, N.A. and Quasar Distributors, LLC, respectively.

3)         Effective November 21, 2016, shareholder account information regarding purchase and redemption of Fund shares described in the Prospectus is supplemented with the following:

All Fund purchase orders, redemption requests, correspondence, and any changes to shareholder accounts must be directed to USBFS at the following address:

Regular Mail:	Overnight Mail:
Scotia Dynamic U.S. Growth Fund	Scotia Dynamic U.S. Growth Fund
c/o U.S. Bancorp Fund Services	c/o U.S. Bancorp Fund Services
P.O. Box 701	615 East Michigan Street
Milwaukee, WI 53201-0701	Milwaukee, WI 53202-5207

Opening an Account

Subject to acceptance by the Fund, an account may be opened by completing and signing an Account Application and mailing it to the Fund at the address noted below, together with a check payable to Scotia Dynamic U.S. Growth Fund. All checks must be in U.S. Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund does not accept post- dated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Shares will be purchased at the NAV next computed after the time the application and funds are received in proper order and accepted by the Fund. The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have a completed account application. You may mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, N.A.

777 East Wisconsin Avenue

Milwaukee, WI 53202

ABA #075000022

Credit:

U.S. Bancorp Fund Services, LLC

Account #112-952-137

Further Credit:

Scotia Dynamic U.S. Growth Fund

(shareholder registration)

(shareholder account number)

Wired funds must be received prior to close of the New York Stock Exchange, generally 4 P.M. Eastern time but sometimes sooner, to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

For Subsequent Investments – By wire

Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

4)         The following paragraph is hereby added to the section titled “PURCHASE OF FUND SHARES” beginning on page 9 of the Fund’s Prospectus:

Telephone Purchase

Investors may purchase additional shares of the Fund by calling 1-888-572-0968. If you elected this option on your account application, and your account has been open for at least 15 calendar days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. If your order is received prior to close of the New York Stock Exchange, generally 4 P.M. Eastern time but sometimes sooner, your shares will be purchased at the net asset value calculated on the day your order is placed.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

5)         The section titled “PURCHASE OF FUND SHARES – Retirement Plans/IRA Accounts” on page 10 of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

The Fund offers prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-888-572-0968 for information on:

•      Individual Retirement Plan, including Traditional IRAs and Roth IRAs

•      Small Business Retirement Plans, including Simple IRAs and SEP IRAs

There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholding. For more information, call the number listed above. You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account.

6)         The section titled “REDEMPTION OF FUND SHARES – Redemption By Mail” on page 12 of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

Your redemption request should be sent to: Scotia Dynamic U.S. Growth Fund, c/o U.S. Bancorp Fund Services, LLC’, P.O. Box 701, Milwaukee, WI 53201-0701. If sent by overnight mail to: Scotia Dynamic U.S. Growth Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI  53202.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required to redeem shares in the following situations:

•      If ownership is being changed on your account;

•                       When redemption proceeds are payable or sent to any person, address or bank account not on record;

•                       If a change of address was received by the Transfer Agent within the last 30 calendar days;

•      For all redemptions in excess of $25,000 from any shareholder account.

The Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund and /or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Nonfinancial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

7)         The section titled “REDEMPTION OF FUND SHARES – Redemption By Telephone” on page 12 of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

In order to utilize the telephone redemption option, you must indicate that option on your Account Application.  You may then initiate a redemption of Shares up to the amount of $25,000 by calling the Transfer Agent at 1-888-572-0968. IRAs may not be redeemed by telephone (see below).

Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network, also to the bank account of record.  Wires are subject to a $15 fee paid by the investor, but the investor does not incur any charge when proceeds are sent via the ACH system.

Once a telephone transaction has been placed, it cannot be canceled or modified.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

IRA and other retirement plan redemptions

If you have an IRA, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding.

8)         The following paragraph is hereby added to the section titled “DISTRIBUTIONS” on page 15 of the Fund’s Prospectus:

All distributions will be reinvested in Fund shares unless you elect to receive cash. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions. You may change the distribution option on your account at any time. You should notify the Transfer Agent in writing or by telephone at least 5 days prior to the next distribution.

9)         The following language is hereby added to the end of page 17 of the Fund’s Prospectus:

ADDITIONAL INFORMATION

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-567-0968 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Lost Shareholder

It is important that the Fund maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, they will determine whether the investor’s account can legally be considered abandoned. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.

Please retain this supplement for your reference